Exhibit 19



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                      Asset Backed Certificates              Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02




         Principal Receivables                                                FCFMOTA                           Investor
         ---------------------                                                -------                           --------

         Beginning Principal Receivables                             $2,246,737,631.62                 $9,500,000,000.00
           Current Floating Allocation Pct.                               19.12648177%                      80.87351823%

         Total Adj. Principal Collections                            $1,257,841,719.45                 $5,318,599,525.62
         Principal Reduction - Removed Accts                                     $0.00
         Principal Addition - Addedd Accts                           $1,878,814,701.28
         Principal Default Amounts                                               $0.00                             $0.00
           As a Percentage of Collections                                  0.00000000%                       0.00000000%

         Monthly Principal Amortized                                                                               $0.00

         Ending Principal Receivables                                $3,955,203,428.08                 $9,500,000,000.00
           New Floating Allocation Pct.                                   29.39534470%                      70.60465530%

                                                                               FCFMOTA                          Investor
         Interest Collections                                                  -------                          --------
         --------------------
           Total Interest Collections                                   $13,362,404.45                    $56,500,970.53

         Early Amortization Triggered?                                                               Yes           No

         1. Breach of covenants or agreements made in the TSA, Indent. or Supp.  and uncured for 60                  X
         days
         2. Failure to make any req. pmt. or deposit under TSA, Indent. or Supp. and uncured for 5 bus.              X

         3. Breach of any rep. or warranty made in the TSA, Indent. or Supp. and uncured for 60                      X
         days
         4. Bankruptcy, insolvency or receivership of FMCC, FCFMOTA or Ford                                          X

         5. FCFMOTA is an investment company within the meaning of the ICA of 1940                                   X

         6. Failure of FCF Corp or FCF LLC to convey Reciev. pursuant to the TSA and uncured for 10                  X
         days
         7. Available Sub.  Amt. is less than the Required Sub. Amt. and uncured for 5 days                          X

         8. Servicer default or an event of default with respect to the outstanding notes has occured                X

         9. Average monthly payment rate for the past three periods is less than 21%                                 X

         10. Excess Funding Acct. Bal. exceeds 30% of Outstanding Series Adj. Inv. Amts. for 3 periods               X

         11. Maturity note purchaser fails to make any payment under MNPA and uncured for 5 bus. days                X


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Principal Receivables                                                                               Trust Total
         ---------------------                                                                               -----------

         Beginning Principal Receivables                                                              $11,746,737,631.62
           Current Floating Allocation Percentage                                                          100.00000000%

         Total Adjusted Principal Collections                                                          $6,576,441,245.07
           Payment Rate                                                                                           55.99%
           Principal Collections                                                                       $5,883,520,756.34
           Principal Collection Adjustments                                                              $692,515,735.00
           Principal Collections for Status Dealer Acounts                                                   $404,753.73
         Principal Reduction - Removed Accts                                                                       $0.00
         Principal Addition - Added Accts                                                              $1,878,814,701.28

         Principal Default Amounts                                                                                 $0.00
           As a Percentage of Collections                                                                    0.00000000%

         Aggregate New Principal Receivables                                                           $6,406,092,340.25

         Ending Principal Receivables                                                                 $13,455,203,428.08
           New Floating Allocation Percentage                                                                    100.00%

         Interest Collections                                                                                Trust Total
         --------------------                                                                                -----------

         Total Interest Collections                                                                       $69,863,374.98
           Interest Collections                                                                           $69,863,374.98
           Interest Collections for Status Dealer Accounts                                                         $0.00
           Recoveries on Receivables Written Off                                                                   $0.00

         Monthly Yield                                                                                             7.14%

         Used Vehicles Principal Receivables Balance                                                     $380,917,718.27
           Used Vehicles Principal Receivables Percentage                                                          2.83%

          Status Dealer Accounts                                                                              Trust Total
          ----------------------                                                                              -----------
          Beginning Balance                                                                                 $3,736,972.32
            Principal Collections                                                                             $404,753.73
            Principal Write Offs                                                                                    $0.00
            Interest Collections                                                                                    $0.00
          Ending Balance                                                                                    $3,332,218.59



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


          Subordination and Participation                                                                     Trust Total
          -------------------------------                                                                     -----------

          Incremental Subordinated Amount                                                                      $24,675.80
            Dealer Overconcentration Amount                                                                         $0.00
            Manuf. Overconcentration Amount                                                                         $0.00
            Primus Overconcentration Amount                                                                         $0.00
            Installment Balance Amount                                                                              $0.00
            Other Ineligible Amounts                                                                           $24,675.80
          Available Subordinated Amount                                                                   $656,793,949.56
          Required Subordinated Amount                                                                    $656,793,949.56

          Required Participation 4.00%                                                                    $380,000,000.00
          Required Participation and Subordinated Amount                                                $1,036,793,949.56

          Current Participation Amount                                                                  $3,955,203,428.08
            Current Participation Percentage                                                                      381.48%
          Current Participation Shortfall                                                                           $0.00

          Available Seller Collections                                                                  $1,271,204,123.90
          Subordinated Draw Amount                                                                                  $0.00
          Reserve Fund Deposit                                                                                      $0.00
          Available Seller Collections to FCAR LLC                                                      $1,271,204,123.90
          AutoNation Receivables as a % of Total Pool Balance                                                       3.74%


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Series Allocations                                                                                     2001 - 1
         ------------------                                                                                     --------

         Certificates                                                                                  $3,000,000,000.00
           Current Floating Allocation Percentage                                                           25.53901000%
         Total Adjusted Principal Collections                                                          $1,679,557,329.58
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $17,842,414.32


         Source and Use of Funds                                                                                2001 - 1
         -----------------------                                                                                --------

           Investor Interest Funding Account Balance                                                      $17,842,414.32
           Investment and Net Swap Proceeds Class A                                                          $217,837.50
           Investment and Net Swap Proceeds Class B                                                           $28,650.00
           Reserve Fund Balance                                                                           $10,500,000.00
         Total Investor Collections and Reserve Fund                                                      $28,588,901.82

           Certificates Outstanding Class A                                                            $2,904,500,000.00
           Certificates Outstanding Class B                                                               $95,500,000.00
           Certificate Rate Class A                                                                              1.9500%
           Certificate Rate Class B                                                                              2.2200%
           Days in Interest Period                                                                                   30
         Current Interest Due Class A                                                                      $4,719,812.50
         Current Interest Due Class B                                                                        $176,675.00
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $4,719,812.50
         Current Interest Paid Class B                                                                       $176,675.00
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class B                                                                       $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Servicing Fees Due FMCC 1.00%                                                                     $2,500,000.00

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount                                                                     $10,500,000.00
         Reserve Fund Deposit (Draw) Amount                                                                        $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                   $10,692,414.32


         Subordination and
         -----------------                                                                                       2001 - 1
         Participation                                                                                           --------
         -------------

         Incremental Subordinated Amount                                                                        $14,805.48
         Available Subordinated Amount                                                                     $183,014,805.48
         Required Subordinated Amount                                                                      $183,014,805.48

         Required Participation 4.00%                                                                      $120,000,000.00
         Required Participation and Subordinated Amount                                                    $303,014,805.48

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $10,500,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $2,500,000.00



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $4,896,487.50
         Interest Payment Amount Paid                                                                        $4,896,487.50
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                      2001 - 1
         denomination certificate)                                                                                --------

         Total Amount Distributed                                                                                    $1.69
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.69





                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Series Allocations                                                                                     2001 - 2
         ------------------                                                                                     --------

         Certificates                                                                                  $2,000,000,000.00
           Current Floating Allocation Percentage                                                           17.02600000%
         Total Adjusted Principal Collections                                                          $1,119,705,544.03
         Principal Default Amounts                                                                                 $0.00
         Total Interest Collections                                                                       $11,894,938.22


         Source and Use of Funds                                                                                2001 - 2
         -----------------------                                                                                --------

         Investor Interest Funding Account Balance                                                        $11,894,938.22
           Investment and Net Swap Proceeds Class A                                                          $225,906.33
           Investment and Net Swap Proceeds Class B                                                           $21,750.50
           Reserve Fund Balance                                                                            $7,000,000.00
         Total Investor Collections and Reserve Fund                                                      $19,142,595.05

           Certificates Outstanding Class A                                                            $1,936,340,000.00
           Certificates Outstanding Class B                                                               $63,660,000.00
           Certificate Rate Class A                                                                              2.0000%
           Certificate Rate Class B                                                                              2.2700%
           Days in Interest Period                                                                                   30
         Current Interest Due Class A                                                                      $3,227,233.33
         Current Interest Due Class B                                                                        $120,423.50
         Net Trust Swap Receipts Not Required To Be Paid Class A                                                   $0.00
         Net Trust Swap Receipts Not Required To Be Paid Class B                                                   $0.00
         Prior Month's Swap Receipts Payable This Month Class A                                                    $0.00
         Prior Month's Swap Receipts Payable This Month Class B                                                    $0.00
         Current Interest Paid Class A                                                                     $3,227,233.33
         Current Interest Paid Class B                                                                       $120,423.50
         Current Interest Shortfall Class A                                                                        $0.00
         Current Interest Shortfall Class B                                                                        $0.00

         Additional Interest Due Class A                                                                           $0.00
         Additional Interest Due Class B                                                                           $0.00
         Additional Interest Paid Class A                                                                          $0.00
         Additional Interest Paid Class B                                                                          $0.00
         Additional Interest Shortfall Class A                                                                     $0.00
         Additional Interest Shortfall Class B                                                                     $0.00

         Deferred Interest Due Class A                                                                             $0.00
         Deferred Interest Due Class B                                                                             $0.00
         Deferred Interest Paid Class A                                                                            $0.00
         Deferred Interest Paid Class B                                                                            $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00
         Deferred Interest Shortfall Class A                                                                       $0.00


                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02



         Servicing Fees Due FMCC 1.00%                                                                     $1,666,666.67

         Servicing Fees Shortfall                                                                                  $0.00

         Deferred Servicing Fees Due FMCC                                                                          $0.00
         Deferred Servicing Fees Paid                                                                              $0.00
         Deferred Servicing Fees Shortfall                                                                         $0.00

         Reserve Fund Required Amount Class A                                                              $7,000,000.00
         Reserve Fund Deposit (Draw) Amount Class A                                                                $0.00

         Current Investor Default Amount Due Class A                                                               $0.00
         Current Investor Default Amount Due Class B                                                               $0.00
         Current Investor Default Amount Paid Class A                                                              $0.00
         Current Investor Default Amount Paid Class B                                                              $0.00
         Current Investor Default Amount Shortfall Class A                                                         $0.00
         Current Investor Default Amount Shortfall Class B                                                         $0.00

         Deferred Default Amount Due Class A                                                                       $0.00
         Deferred Default Amount Due Class B                                                                       $0.00
         Deferred Investor  Default Amount Paid Class A                                                            $0.00
         Deferred Investor  Default Amount Paid Class B                                                            $0.00
         Deferred Investor Default Amount Shortfall Class A                                                        $0.00
         Deferred Investor Default Amount Shortfall Class B                                                        $0.00

         Accumulation Reserve Account Deposit                                                                      $0.00
         Asset Composition Premium                                                                                 $0.00
         Transferor's Interest Remitted                                                                    $7,128,271.55


         Subordination and
         -----------------                                                                                       2001 - 2
         Participation                                                                                           --------
         -------------

         Incremental Subordinated Amount                                                                         $9,870.32
         Available Subordinated Amount                                                                     $122,009,870.32
         Required Subordinated Amount                                                                      $122,009,870.32

         Required Participation 4.00%                                                                       $80,000,000.00
         Required Participation and Subordinated Amount                                                    $202,009,870.32

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                                $7,000,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Controlled Distribution Amount                                                                              $0.00
         Principal Funding Account Balance                                                                           $0.00
         Excess Funding Account Balance                                                                              $0.00
         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%
         Servicing Fees Paid                                                                                 $1,666,666.67







                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $3,347,656.83
         Interest Payment Amount Paid                                                                        $3,347,656.83
         Interest Payment Amount Shortfall                                                                           $0.00


         Distribution to Holders of Certificates (per $1,000                                                        2001-2
         denomination certificate)                                                                                  ------

         Total Amount Distributed                                                                                    $1.73
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.73



                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Series Allocations                                                                                       2002 - 1
         ------------------                                                                                       --------

         Motown Notes                                                                                    $4,500,000,000.00
         Extended Motown Notes                                                                                       $0.00
         Maturity Notes                                                                                              $0.00
           Current Floating Allocation Percentage                                                             38.30851000%
         Total Adjusted Principal Collections                                                            $2,519,336,652.01
         Principal Default Amounts                                                                                   $0.00
         Total Interest Collections                                                                         $26,763,617.99


         Source and Use of Funds                                                                                  2002 - 1
         -----------------------                                                                                  --------

           Investor Interest Funding Account Balance                                                        $26,763,617.99
           Investment and Net Swap Proceeds                                                                          $0.00
           Reserve Fund Balance                                                                             $15,750,000.00
         Total Investor Collections and Reserve Fund                                                        $42,513,617.99

           Motown Notes Outstanding                                                                      $4,500,000,000.00
           Extended Motown Notes Outstanding                                                                         $0.00
           Maturity Notes Outstanding                                                                                $0.00
           Extended Motown Note Rate                                                                                 $0.00
           Maturity Note Rate                                                                                        $0.00
           Days in Interest Period                                                                                    30
           Current Monthly Discount Paid on Motown Notes                                                     $6,622,193.07
           Current Interest Due Extended Motown Notes                                                                $0.00
           Current Interest Due Maturity Notes                                                                       $0.00
         Current Monthly Discount Paid on Motown Notes                                                       $6,622,193.07
         Current Interest Paid Extended Motown Notes                                                                 $0.00
         Current Interest Paid Maturity Notes                                                                        $0.00
         Current Interest Shortfall Motown Notes                                                                     $0.00
         Current Interest Shortfall Extended Motown Notes                                                            $0.00
         Current Interest Shortfall Maturity Notes                                                                   $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Motown Notes                                                                        $0.00
         Additional Interest Due Maturity Notes                                                                      $0.00
         Additional Interest Paid Motown Notes                                                                       $0.00
         Additional Interest Paid Extended Motown Notes                                                              $0.00
         Additional Interest Paid Maturity Notes                                                                     $0.00
         Additional Interest Shortfall Motown Notes                                                                  $0.00
         Additional Interest Shortfall Extended Motown Notes                                                         $0.00
         Additional Interest Shortfall Maturity Notes                                                                $0.00
         Deferred Interest Due Motown Notes                                                                          $0.00
         Deferred Interest Due Extended Motown Notes                                                                 $0.00
         Deferred Interest Due Maturity Notes                                                                        $0.00
         Deferred Interest Paid Motown Notes                                                                         $0.00
         Deferred Interest Paid Extended Motown Notes                                                                $0.00
         Deferred Interest Paid Maturity Notes                                                                       $0.00
         Deferred Interest Shortfall Motown Notes                                                                    $0.00
         Deferred Interest Shortfall Extended Motown Notes                                                           $0.00
         Deferred Interest Shortfall Maturity Notes                                                                  $0.00

                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Servicing Fees Due FMCC 1.00%                                                                       $3,750,000.00
         Servicing Fees Paid                                                                                 $3,750,000.00
         Servicing Fees Shortfall                                                                                    $0.00

         Deferred Servicing Fees Due FMCC                                                                            $0.00
         Deferred Servicing Fees Paid                                                                                $0.00
         Deferred Servicing Fees Shortfall                                                                           $0.00

         Reserve Fund Required Amount                                                                       $15,750,000.00
         Reserve Fund Deposit (Draw) Amount                                                                          $0.00

         Current Investor Default Amount Due                                                                         $0.00
         Current Investor Default Amount Paid                                                                        $0.00
         Current Investor Default Amount Shortfall                                                                   $0.00

         Deferred Default Amount Due                                                                                 $0.00
         Deferred Investor  Default Amount Paid                                                                      $0.00
         Deferred Investor Default Amount Shortfall                                                                  $0.00

         Accumulation Reserve Account Deposit                                                                        $0.00
         Asset Composition Premium                                                                                   $0.00
         Transferor's Interest Remitted                                                                     $16,391,424.92


         Subordination and
         -----------------                                                                                        2002 - 1
         Participation                                                                                            --------
         -------------

         Incremental Subordinated Amount                                                                        $17,252.21
         Available Subordinated Amount                                                                     $351,769,273.76
         Required Subordinated Amount                                                                      $351,769,273.76

         Required Participation 4.00%                                                                      $180,000,000.00
         Required Participation and Subordinated Amount                                                    $531,769,273.76

         Subordinated Draw Amount                                                                                    $0.00
         Reserve Fund Deposit                                                                                        $0.00

         Reserve Fund Balance                                                                               $15,750,000.00

         BOP Accumulation Reserve Account Balance                                                                    $0.00
         Less Accumulation Reserve Account Draws                                                                     $0.00
         Plus Accumulation Reserve Account Deposits                                                                  $0.00
         EOP Accumulation Reserve Account Balance                                                                    $0.00

         Required Liquidity Commitment                                                                               $0.00
         Available Program Commitment                                                                                $0.00

         Current Principal Distribution Amount Motown Notes                                                          $0.00
         Current Principal Distribution Amount Extended Motown Notes                                                 $0.00
         Principal Funding Account Balance                                                                           $0.00

         Principal Payment Amount                                                                                    $0.00
         Pool Factor                                                                                     100.000000000000%




                                                  Ford Credit Floorplan Master Owner Trust

         Ford Motor Credit Company                         Asset Backed Notes                  Investor Reporting System
                                                            Monthly Statement

         Collection Period Ending:                                                                              04/30/02
         Distribution Date                                                                                       5/15/02


         Interest Payment Date?                                                                                       YES
         Interest Payment Amount Due                                                                         $6,622,193.07
         Interest Payment Amount Paid                                                                        $6,622,193.07
         Interest Payment Amount Shortfall                                                                           $0.00

         Motown Notes Weighted Average Remaining Days Until Expected Final
         Maturity Less Than 60                                                                                       Yes

         Distribution to Holders of Certificates (per $1,000                                                        2002-1
         denomination certificate)                                                                                  ------

         Total Amount Distributed                                                                                    $1.47
         Total Amount Allocable to Principal                                                                         $0.00
         Total Amount Allocable to Interest                                                                          $1.47

